T. Rowe Price Institutional Africa & Middle East Fund

Supplement to Prospectus

On page 6, the table under “Management” for the Institutional Africa & Middle East Fund is revised as follows:

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Christopher D. Alderson	Chairman of Investment Advisory Committee	2011	1988

On pages 47-48, the paragraph describing the Investment Advisory Committee for the Institutional Africa & Middle East Fund is revised as follows:

Africa & Middle East Fund  Christopher D. Alderson, Chairman, Ulle Adamson, Paulina Amieva, Mark C.J. Bickford-Smith, Vitaliy A. Elbert, S. Leigh Innes, Mark J. Lawrence, and Gonzalo Pangaro. Mr. Alderson became chairman of the committee in July 2011. He previously served as chairman of the committee from the fund’s inception in 2008 through March 2009, and will serve as chairman on an interim basis while we search for a successor to transition his portfolio management responsibilities for the fund. Mr. Alderson joined the Firm in 1988 and his investment experience dates from 1985. He is a director and President of International Equity for T. Rowe Price International and a member of the management committee of T. Rowe Price Group, Inc.  He has also served as a portfolio manager with the Firm throughout the past five years.

The date of this supplement is July 5, 2011.

C100-041    7/5/11